DEBT (SHORT-TERM)	12 Months Ended
Dec. 31, 2020
DEBT (SHORT-TERM) [Abstract]
DEBT (SHORT-TERM)
NOTE 17.  DEBT (SHORT-TERM)

Short-term debt consisted of the following:

	As of December 31, 2020		As of December 31, 2019		As of December 31, 2018
(In millions)	Carrying Amount	Fair Value	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Commercial papers	€393.0	€393.0	€580.0	€580.0	€630.0	€630.0
Bank borowings and other	9.4	9.4	3.4	3.4	-	-

Commercial paper - Under the commercial paper program, the Technip Energies Group had the ability to access €1.0 billion of short-term financing through commercial paper dealers.. The commercial paper balance is related to commercial paper held by one of the members of the Technip Energies Group for which it is the legal obligor. TechnipFMC holds additional commercial paper legally obligated by a subsidiary of TechnipFMC, which therefore is not presented in the combined financial statements. TechnipFMC. Commercial paper borrowings are issued at market interest rates. As of December 31, 2020, the Technip Energies Group’s Euro based commercial paper borrowings had a weighted average interest rate of (0.06)%.

Revolving credit facility - On January 17, 2017, a new $2.5 billion senior unsecured revolving credit facility agreement (“Facility Agreement”) was entered into between FMC Technologies, Inc., Technip Eurocash SNC (the “Borrowers”), and TechnipFMC plc (the “Additional Borrower”) with JPMorgan Chase Bank, National Association (“JPMorgan”), as agent and an arranger, SG Americas Securities LLC as an arranger, and the lenders party thereto, of which €1.0 billion were allocated to the Technip Energies Group to reflect a new revolving credit facility to be implemented in connection with the spin-off.

The Facility Agreement provided for the establishment of a multicurrency, revolving credit facility, which included a
$1.5 billion letter of credit subfacility. Subject to certain conditions, the Borrowers could request the aggregate commitments under the Facility Agreement be increased by an additional $500.0 million. On November 26, 2018, an extension was executed which extended the expiration date to January 2023.

Borrowings under the Facility Agreement bore interest at the following rates, plus an applicable margin, depending on currency:
•	U.S. dollar-denominated loans bear interest, at the Borrowers’ option, at a base rate or an adjusted rate linked to the London interbank offered rate (“Adjusted LIBOR”);
•	Sterling-denominated loans bear interest at Adjusted LIBOR; and
•	Euro-denominated loans bear interest at the Euro interbank offered rate (“EURIBOR”).

Bridge term facility and new revolving credit facility - On 22 December 2020, Technip Energies B.V. signed a mandate letter, to which a term sheet was appended, pursuant to which four banks committed to underwrite both the Bridge Term Facility establishing a senior unsecured bridge term loan in an amount of up to EUR 650 million and the New Revolving Credit Facility in an amount of EUR 750 million replacing the existing revolving credit facility. The term sheet contains all the material terms of the financing and is subject to the finalization of the senior facilities agreement that will fully document the Bridge Term Facility and the New Revolving Credit Facility including the conditions precedent to drawing. Further information on the Bridge term facility and new revolving credit facility is presented in Note 28 Subsequent events below.